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Exhibit 99.2

                              TERMINATION AGREEMENT


TERMINATION AGREEMENT, dated as of July 24, 2000 (this "Agreement"), among
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MOHAWK CORP., a Delaware corporation ("Parent"), MOHAWK ACQUISITION CORP., a New
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York corporation and a wholly owned subsidiary of Parent ("Purchaser"), and PSC
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Inc., a New York corporation ("PSC").
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WHEREAS, Parent, Purchaser and PSC are parties to an Agreement and Plan of
Merger, dated as of June 5, 2000, as amended on July 17, 2000 (the "Merger
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Agreement"; capitalized terms used but not otherwise defined herein have the
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meanings assigned to such terms in the Merger Agreement);

WHEREAS, Section 9.01(a) of the Merger Agreement provides that the Merger Agreement may be terminated at any time prior to the Effective Time by mutual written consent duly authorized by the Boards of Directors of Parent, Purchaser and PSC; and

WHEREAS, the Board of Directors of each of Parent, Purchaser and PSC has determined that it is in the best interests of their respective companies and stockholders to terminate the Merger Agreement, and has authorized the termination of the Merger Agreement pursuant to Section 9.01(a) thereof, upon the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

SECTION 1. Termination. Effective immediately upon execution of this Agreement,
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the Merger Agreement is hereby terminated pursuant to Section 9.01(a) of the
Merger Agreement by the mutual written consent of the parties thereto.

SECTION 2. Effect of Termination; Mutual Discharge and Waiver. (a) Except
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as expressly provided in this Agreement and notwithstanding Section 9.02 of the
Merger Agreement, as a result of the termination of the Merger Agreement pursuant hereto, the Merger Agreement shall become void, and there shall be no liability under the Merger Agreement on the part of any party hereto or any of their respective affiliates, subsidiaries, directors, officers, stockholders, employees, agents, financial and legal advisors and other representatives, and all rights and obligations of each party thereto shall cease, including, without limitation, the rights and obligations set forth in Section 9.03 of the Merger Agreement and any liability for the willful or intentional breach of any representations, warranties, covenants or agreements contained therein.

(b) All costs and expenses incurred in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses.

(c) Each party hereto, on behalf of itself and, to the extent permitted by law, its affiliates, subsidiaries, directors, officers, stockholders, employees, agents, financial and legal advisors and other representatives, and the successors and assigns of each of them (each, a "Releasing Party"), hereby
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releases each other party hereto and each of their respective affiliates, subsidiaries directors, officers, stockholders, employees, agents, financial and legal advisors and other representatives, and the successors and assigns of each of them, from any and all liabilities and obligations, claims, causes of action and suits, at law or in equity, whether now known or
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unknown, whether arising under any United States federal, state or local or any foreign law or otherwise, that any Releasing Party has, has had or may have in the future arising out of, relating to, or in connection with the Merger Agreement, the Stockholders Agreement and the transactions contemplated thereby, including, without limitation, any liability or obligation set forth in Section
9.03 of the Merger Agreement and any liability or obligation arising out of any breach or alleged breach of any representation, warranty, covenant or agreement contained in the Merger Agreement, provided that nothing in this Section 2 shall impair the survival and full force of the terms of the Confidentiality Agreements (as defined in Section 5 below).

SECTION 3. Termination of the Offer. Effective immediately upon the
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execution of this Agreement and the issuance of the press release attached hereto at Addendum A, the Offer is hereby terminated by Parent and Purchaser.


SECTION 4. Acknowledgement of Termination of Stockholders Agreement. Parent,
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Purchaser and PSC each acknowledge that, by virtue of the termination of the
Merger Agreement pursuant to Section 1 hereof and the termination of the Offer pursuant to Section 3 hereof, the Stockholders Agreement is simultaneously terminated in accordance with its terms and no obligations, rights, responsibilities or other encumbrances or restrictions of any kind shall result or arise therefrom.

SECTION 5. Survival of Confidentiality Agreements. Notwithstanding anything
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contained in this Agreement or in the Merger Agreement to the contrary, the provisions of the Confidentiality Agreement dated as of December 16, 1999, between Welch Allyn Data Collection, Inc. ("WADC") and PSC, the Confidentiality
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and Non-Waiver Agreement, dated as of January 19, 2000, between WADC and PSC and the Confidentiality and Non-Waiver Agreement, dated as of April 6, 2000, between WADC and PSC (collectively, the "Confidentiality Agreements") shall survive and
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remain in full force and effect in accordance with their terms. By July 28,
2000, pursuant to the Confidentiality Agreements, WADC, Parent, Purchaser and the Company agree to return to the other party all Proprietary Information and Investigative Analysis Information (both as defined in the Confidentiality Agreements) held by it or any of its affiliates, directors, officers, employees, agents, financing sources, financial advisors, legal advisors, accountants or controlling persons (the "Representatives"), and to destroy all other documents,
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memoranda, notes, summaries, analyses, extracts, compilations, studies or other material prepared by or in the possession of the other party or their Representatives, based on the Proprietary Information. By July 28, 2000, WADC, Parent, Purchaser and the Company agree to provide a written certification, executed by an officer of the party certifying that the party and their Representatives have returned or destroyed all Proprietary Information and Investigative Analysis Information in their possession.

SECTION 6. Governing Law. This Agreement shall be governed by, and construed in
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accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state court sitting in the Fifth Judicial District or Seventh Judicial District of the New York Supreme Court or any federal court sitting in the Northern District of the State of New York or the Western District of the State of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any New York state court sitting in the Fifth Judicial District or Seventh Judicial District of the New York Supreme Court or any federal court sitting in the Northern District of the State of New York or the Western District of the State of New York for the purpose of any Action arising out of or
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relating to this Agreement brought by any party hereto, and (b)
irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement may not be enforced in or by any of the above-named courts.

     SECTION 7. Waiver of Jury Trial. Each of the parties hereto hereby waives
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to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Merger Agreement.

     SECTION 8. Specific Performance. The parties hereto agree that irreparable
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damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     SECTION 9. Headings. The descriptive headings contained in this Agreement
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are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 10. Miscellaneous. This Agreement may be modified or amended only be a
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writing signed by the parties hereto. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                        MOHAWK CORP.


                        By:   /s/ J. M. Hennigan
                              ----------------------------------------
                              Name: J. M. Hennigan
                              Title: Vice President, Chief Financial Officer


                        MOHAWK ACQUISITION CORP.


                        By:   /s/ J. M. Hennigan
                              ----------------------------------------
                              Name: J. M. Hennigan
                              Title: Vice President, Chief Financial Officer


                        PSC INC.


                        By:   /s/ William J. Woodard
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                              Name: William J. Woodard
                              Title: Vice President, Chief Financial Officer

The undersigned executes this Agreement so as to be bound by all applicable provisions, in particular the provisions of Section 5 hereto, and agrees to abide by the terms of this Agreement as if a party to the foregoing agreement.

                        WELCH ALLYN DATA COLLECTION, INC.


                        By:   /s/ J. M. Hennigan
                              ----------------------------------------
                              Name: J. M. Hennigan
                              Title: Chief Financial Officer